UNITED STATES SECURITY AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Endo International plc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on June 9, 2015.

ENDO INTERNATIONAL PLC

ENDO INTERNATIONAL PLC FIRST FLOOR

MINERVA HOUSE SIMMONSCOURT ROAD BALLSBRIDGE

DUBLIN 4, IRELAND ATTN: ORLA DUNLEA

Meeting Information

Meeting Type:

Annual General Meeting

For holders as of:

April 14, 2015

Date: June 9, 2015

Time: 10:00 a.m. (Local Time)

Location: ENDO INTERNATIONAL PLC

First Floor

Minerva House

Simmonscourt Road

Ballsbridge

Dublin 4, Ireland

You are receiving this communication because you hold

shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of

the more complete proxy materials that are available to

you on the Internet. You may view the proxy materials

online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

M90905-P60681

How to Before Access the You Proxy Vote Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ENDO INTERNATIONAL PLC FORM 10-K

IRISH STATUTORY ACCOUNTS

How to View Online:

Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M90906-P60681

Voting Items

The Board of Directors recommends you vote "FOR" election of all of the following Directors to serve until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualified:

1. Election of Directors to serve until the next Annual Meeting of the Shareholders

Nominees:

1a. Roger H. Kimmel

1b. Rajiv De Silva

1c. Shane M. Cooke

1d. Arthur J. Higgins

1e. Nancy J. Hutson, Ph.D.

1f. Michael Hyatt

1g. William P. Montague

1h. Jill D. Smith

1i. William F. Spengler

The Board of Directors recommends you vote "FOR" the following proposals:

2. To approve the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2015 and to authorize the Audit Committee of the Board of Directors to determine the Auditors' remuneration.

3. To approve, by advisory vote, named executive officer compensation.

4. To approve the 2015 Stock Incentive Plan.

M90907-P60681

M90908-P60681